Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Scott Cole, Principal Financial Officer of Sinda Ltd. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2026 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2026

/s/ Scott Cole
Scott Cole
Principal Financial Officer